June 10, 2024

BNY MELLON VARIABLE INVESTMENT FUND

- Opportunistic Small Cap Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Andrew Leger is the fund’s primary portfolio manager. Mr. Leger has been a portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA.

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The following information supersedes and replaces contrary information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Andrew Leger is the fund’s primary portfolio manager. Mr. Leger has been a portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

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